SUBSEQUENT EVENTS	12 Months Ended
Dec. 29, 2018
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

On February 15, 2019, we granted of 540,952 stock options and 280,196 RSUs to various employees and senior executives pursuant to the 2018 Plan. Both the stock options and RSUs vest in accordance with the following schedule: (a) one-third will vest on the first anniversary of the grant date, and (b) an additional one-sixth will vest on the first four six-month anniversaries of the initial vesting date.

On March 14, 2019, we entered into purchase agreements with a European outdoor retailer to acquire the intellectual property rights related to the YETI brand across several jurisdictions, primarily in Europe and Asia, for approximately $9.1 million. The intellectual property rights include trademark registrations and applications for YETI formative trademarks for goods and services as well as domain names that include the YETI trademark.